ARTICLE 1 -- STOCKHOLDERS

1.9 Action at Meeting. When a quorum is present at any meeting, the holders of a majority of the stock present or represented and voting on a matter (or if there are two or more classes of stock entitled to vote as separate classes, then in the case of each such class, the holders of the majority of the stock of the class present or represented and voting on a matter) shall decide any matter to be voted upon by the stockholders at such meeting, except when a different vote is required by express provision of the law, the Certificate of Incorporation or these Bylaws. Any election by the stockholders shall be determined by a plurality of the votes cast by the stockholders entitled to vote at the election, provided that at each stockholders meeting beginning with the annual meeting of stockholders in 2006, the affirmative vote of the holders of a majority of the stock present or represented and voting at such meeting is required to elect each Director.

ARTICLE 2 -- DIRECTORS

2.1 General Powers. The business and affairs of the corporation shall be managed by or under the direction of a Board of Directors, who may exercise all of the powers of the corporation, except as otherwise provided by law, the Certificate of Incorporation or these Bylaws. In the event of a vacancy in the Board of Directors, the remaining directors, except as otherwise provided by law or by the Certificate of Incorporation of the corporation, may exercise the powers of the full Board until the vacancy is filled.

2.2 Number; Election and Qualification. The number of directors which shall constitute the whole Board of Directors shall be determined by resolution of the Board of Directors, but in no event shall be less than three. The number of directors may be decreased at any time and from time to time by a majority of the directors then in office, but only to eliminate vacancies existing by reason of the death, resignation, removal or expiration of the term of one or more directors. The directors shall be elected at the annual meeting of stockholders by such stockholders as have the right to vote on such election. Directors need not be stockholders of the corporation.

2.3 Classes of Directors. Subject to the provisions of Section 2.18 below, the Board of Directors shall be and is divided into three classes: Class I, Class II and Class III. No one class shall have more than one director more than any other class. If a fraction is contained in the quotient arrived at by dividing the designated number of directors by three, then, if such fraction is one-third, the extra director shall be a member of Class I, and if such fraction is two-thirds, one of the extra directors shall be a member of Class I and one of the extra directors shall be a member of Class II, unless otherwise provided from time to time by resolution adopted by the Board of Directors.

2.4 Terms of Office. Subject to the provisions of Section 2.18 below, each director shall serve for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected; provided, that each initial director in Class I shall serve for a term ending on the date of the annual meeting of stockholders in 1998; each initial director in Class II shall serve for a term ending on the date of the annual meeting of stockholders in 1999; and each initial director in Class III shall serve for a term ending on the date of the annual meeting of stockholders in 2000; and provided further, that the term of each director shall be subject to the election and qualification of his successor and to his earlier death, resignation or removal.

2.5 Allocation of Directors Among Classes in the Event of Increases or Decreases in the Number of Directors. Subject to the provisions of Section 2.18 below, in the event of any increase or decrease in the authorized number of directors, (i) each director then serving as such shall nevertheless continue as a director of the class of which he is a member and (ii) the newly created or eliminated directorship resulting from such increase or decrease shall be apportioned by the Board of Directors among the three classes of directors so as to ensure that no one class has more than one director more than any other class. To the extent possible, consistent with the foregoing rule, any newly created directorships shall be added to those classes whose terms of office are to expire at the latest dates following such allocation, and any newly eliminated directorships shall be subcontracted from those classes whose terms of offices are to expire at the earliest dates following such allocation, unless otherwise provided from time to time by resolution adopted by the Board of Directors.

2.6 Vacancies. Any vacancy in the Board of Directors, however occurring, including a vacancy resulting from an enlargement of the Board, shall be filled only by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office, and a director chosen to fill a position resulting from an increase in the number of directors shall hold office until the next election of Directors, subject to the election and qualification of his successor and to his earlier death, resignation or removal.

2.7 Resignation. Any director may resign by delivering his written resignation to the corporation at its principal office or to the President or Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

2.8 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and place, either within or without the State of Delaware, as shall be determined from time to time by the Board of Directors; provided that any director who is absent when such a determination is made shall be given notice of the determination. A regular meeting of the Board of Directors may be held without notice immediately after and at the same place as the annual meeting of stockholders.

2.9 Special Meetings. Special meetings of the Board of Directors may be held at any time and place, within or without the State of Delaware, designated in a call by the Chairman of the Board, President, two or more directors, or by one director in the event that there is only a single director in office.

2.10 Notice of Special Meetings. Notice of any special meeting of directors shall be given to each director by the Secretary or by the officer or one of the directors calling the meeting. Notice shall be duly given to each director (i) by giving notice to such director in person or by telephone at least 24 hours in advance of the meeting, (ii) by sending a telegram, telecopy, or telex, or delivering written notice by hand, to his last known business or home address at least 24 hours in advance of the meeting, or (iii) by mailing written notice to his last known business or home address at least 72 hours in advance of the meeting. A notice or waiver of notice of a meeting of the Board of Directors need not specify the purposes of the meeting.

2.11 Meetings by Telephone Conference Calls. Directors or any members of any committee designated by the directors may participate in a meeting of the Board of Directors or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation by such means shall constitute presence in person at such meeting.

2.12 Quorum. A majority of the total number of the whole Board of Directors shall constitute a quorum at all meetings of the Board of Directors. In the event one or more of the directors shall be disqualified to vote at any meeting, then the required quorum shall be reduced by one for each such director so disqualified; provided, however, that in no case shall less than one-third (1/3) of the number so fixed constitute a quorum. In the absence of a quorum at any such meeting, a majority of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present.

2.13 Action at Meeting. At any meeting of the Board of Directors at which a quorum is present, the vote of a majority of those present shall be sufficient to take any action, unless a different vote is specified by law, the Certificate of Incorporation or these Bylaws.

2.14 Action by Consent. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee of the Board of Directors may be taken without a meeting, if all members of the Board or committee, as the case may be, consent to the action in writing, and the written consents are filed with the minutes of proceedings of the Board or committee.

2.15 Removal. A Director may be removed from office with cause by the affirmative vote of at least seventy-five percent (75%) of all eligible votes present in person or by proxy at a meeting of stockholders at which a quorum is present. A Director may be removed from office without cause by the affirmative vote of seventy-five percent (75%) of all eligible votes present in person or by proxy at a meeting of stockholders at which a quorum is present, provided that removal without is recommended to the stockholders by the Board of Directors pursuant to a vote of not less than seventy-five percent (75%) of the Directors then in office. If a Director is elected by a separate voting group, only the members of that voting group may participate in the vote to remove him. The entire Board of Directors may not be removed except pursuant to the removal of individual Directors in accordance with the foregoing provisions.

For purposes of this Section, "cause" is defined as personal dishonesty, incompetence, mental or physical incapacity, breach of fiduciary duty involving personal profit, a failure to perform stated duties, or a violation of any law, rule or regulation (other than a traffic violation or similar routine offense) (based on a conviction for such offense or an opinion of counsel to the Corporation that such violation occurred).

2.16 Committees. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members of the committee present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors and subject to the provisions of the General Corporation Law of the State of Delaware, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation and may authorize the seal of the corporation to be affixed to all papers which may require it. Each such committee shall keep minutes and make such reports as the Board of Directors may from time to time request. Except as the Board of Directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by the directors or in such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these Bylaws for the Board of Directors.

2.17 Compensation of Directors. Directors may be paid such compensation for their services and such reimbursement for expenses of attendance at meetings as the Board of Directors may from time to time determine. No such payment shall preclude any director from serving the corporation or any of its parent or subsidiary corporations in any other capacity and receiving compensation for such service.

2.18 Declassification of the Board of Directors Effective as of the Annual Meeting in 2007. The terms of office of all Directors who are in office immediately prior to the election of Directors at the annual meeting in 2007 shall expire at such time. At each annual meeting beginning with the 2007 annual meeting, the Directors shall not be classified, and the Directors shall hold office until the next annual meeting and until their respective successors shall have been duly elected and qualified, subject to earlier death, resignation, retirement, disqualification or removal from office.

ARTICLE 6 -- AMENDMENTS

6.1 By the Board of Directors. These Bylaws may be altered, amended or repealed or new Bylaws may be adopted by the affirmative vote of a majority of the directors present at any regular or special meeting of the Board of Directors at which a quorum is present.

6.2 By the Stockholders. Except as otherwise provided in Section 6.3, these Bylaws may be altered, amended or repealed or new Bylaws may be adopted by the affirmative vote of the holders of a majority of the shares of the capital stock of the corporation issued and outstanding and entitled to vote at any regular or special meeting of stockholders, provided notice of such alteration, amendment, repeal or adoption of new Bylaws shall have been stated in the notice of such regular or special meeting.

6.3 Certain Provisions. Subject to the provisions of the Certificate of Incorporation, notwithstanding any other provision of law or these Bylaws, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least seventy-five percent (75%) of the shares of the capital stock of the corporation issued and outstanding and entitled to vote shall be required to amend or repeal, or to adopt any provision inconsistent with Section 1.3, Section 1.10, Section 1.11, Section 1.12, Section 1.13, Article 2 or Article 6 of these Bylaws.